SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event): March 24, 2008
Calais Resources, Inc.
(Exact Name of Registrant as Specified in its Charter)

British Columbia	0-29392	88-0379834
(State or Other	(Commission	(I.R.S. Employer
Jurisdiction of	File Number)	Identification
Incorporation)		No.)
4415 Caribou Road — P.O. Box 653 — Caribou, Nederland, CO 80466-0653
(Address of Principal Executive Offices) (Zip Code)
(303) 258-3806
(Registrant’s Telephone Number, Including Area Code)
Not Applicable
(Former Name or Former Address, If Changed Since Last Report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Item 3.02.	Unregistered Sales of Equity Securities.
On March 24, 2008, the Corporation sold in exchange for aggregate gross proceeds of US$28,000, a total of 350,000 shares of the Corporation’s common stock and 350,000 common stock purchase warrants, each such warrant to purchase one share of common stock at any time prior to March 24, 2013, at an initial exercise price of US$0.12 per share, to Russell Associates Engineering and Technology, LLC, an accredited investor.
On March 24, 2008, the Corporation sold in exchange for aggregate gross proceeds of US$12,000, a total of 150,000 shares of the Corporation’s common stock and 150,000 common stock purchase warrants, each such warrant to purchase one share of common stock at any time prior to March 24, 2013, at an initial exercise price of US$0.12 per share, to Anne Russell an accredited investor.
On March 24, 2008, the Corporation sold in exchange for aggregate gross proceeds of US$12,000, a total of 150,000 shares of the Corporation’s common stock and 150,000 common stock purchase warrants, each such warrant to purchase one share of common stock at any time prior to March 24, 2013, at an initial exercise price of US$0.12 per share, to Marian Russell-Pfister an accredited investor.
On March 24, 2008, the Corporation sold in exchange for aggregate gross proceeds of US$12,000, a total of 150,000 shares of the Corporation’s common stock and 150,000 common stock purchase warrants, each such warrant to purchase one share of common stock at any time prior to March 24, 2013, at an initial exercise price of US$0.12 per share, to Margaret Russell an accredited investor.
On March 24, 2008, the Corporation sold in exchange for aggregate gross proceeds of US$12,000, a total of 150,000 shares of the Corporation’s common stock and 150,000 common stock purchase warrants, each such warrant to purchase one share of common stock at any time prior to March 24, 2013, at an initial exercise price of US$0.12 per share, to Mark C. Russell an accredited investor.
On March 24, 2008, the Corporation sold in exchange for aggregate gross proceeds of US$12,000, a total of 150,000 shares of the Corporation’s common stock and 150,000 common stock purchase warrants, each such warrant to purchase one share of common stock at any time prior to March 24, 2013, at an initial exercise price of US$0.12 per share, to Elizabeth M. Russell an accredited investor.
On March 24, 2008, the Corporation sold in exchange for aggregate gross proceeds of US$12,000, a total of 150,000 shares of the Corporation’s common stock and 150,000 common stock purchase warrants, each such warrant to purchase one share of common stock at any time prior to March 24, 2013, at an initial exercise price of US$0.12 per share, to Charles T. M. Russell an accredited investor.
No underwriting discounts were received or commissions paid by the Corporation in connection with the sales reported herein, and all sales resulted from private placement transactions exempt from registration under Section 4(2) of the Securities Act of 1933, as amended. The Corporation used the gross proceeds of US$100,000 from these sales to pay critical accounts payable, including fees owed to legal, audit and accounting service providers, rent, permitting, technical consulting services and other corporate expenses.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CALAIS RESOURCES, INC. (Registrant)
March 24, 2008	By:	/s/ David K. Young
David K. Young, Chief Executive Officer